ION Earnings Call – Q4 2012 Earnings Call Presentation February 14, 2013

Earnings Call Introduction Corporate Participants & Contact Information CONTACT INFORMATION If you have technical problems during the call, please contact DRG&L at 713 529 6600. If you would like to listen to a replay of today's call, it will be available via webcast in the Investor Relations section of the Company's website - www.iongeo.com for approximately 12 months. BRIAN HANSON President and Chief Executive Officer GREG HEINLEIN Senior Vice President and Chief Financial Officer 2

Earnings Call Introduction FORWARD-LOOKING STATEMENTS The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission. 3

ION 2012 Highlights Continued Strong Growth 4 0 100 200 300 400 500 600 Revenues ($ Millions) 2011 2012 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Gross Profit 2011 2012 Up 16% $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 Diluted EPS 2011 2012 • Revenue up 16% • EPS of $0.39, up 160% • 33% EPS in 1H vs. 13% in 1H 2011 • Significant increase in E&P-facing revenues Up 160% Up 3 pts ION E&P Facing Revenue %

ION 2012 Global GeoVentures® Revenues 5 BasinSPAN™ Marine Programs ResSCAN™ Programs BasinSPAN™ Land Programs • GeoVentures 2012 record revenues of $235M, up 35% • $88M in Data Library sales in 2012 • E&P capex up 10% in 2012; predicted to increase an additional 7%, surpassing $640B, in 2013

Data Processing  $116M in 2012 revenues  Record year, up 30% over 2011  Seventh sequential quarterly improvement  Continued focus on large, long-term contracts  WiBandTM technology continues to gain momentum 6 $ M ill io n s

Marine Seismic 7  Ocean Bottom Seismic showing strong growth and gaining market share  Continued positive customer feedback regarding VSO  Q4’12 revenue up 75% versus Q3  Solid repair & replacement business  Concept Systems software revenues up 13% Y/Y – a record year  Continued increasing demand for Concept Systems acquisition optimization services Source: ODS Petrodata, Company Analysis - 5 10 15 20 25 30 35 40 45 50 Concept Systems Software Revenue $ M il li o n s $ M il li o n s 2004 2005 2006 2007 2008 2009 2010 2011 2012

Summary  Great quarter and year  Strength in international markets  Growth led by GeoVentures and GXT Data Processing  Seismic market is healthy  ION benefitting – right places 8 E&P Capex and Seismic Spend Sources: Company data, Barclays Research, Spears

- 25 50 75 100 125 150 175 200 Q4 11 Q4 12 Software Systems Solutions $ M illion s 9  Solutions revenues of $121 million, up 45% Y/Y  Software revenues of $11 million, up 14% in local currency Y/Y  Systems revenues of $41 million, down 39% Y/Y  EPS up $0.09 Y/Y as reported Q4 revenue growth led by strong growth in Solutions segment Financial Overview Revenues by Segment – Q4’12 Revenue $- $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 Q4 11 Q4 12 Diluted EPS* *As reported, including special items

Solutions Segment Financial Overview – Q4’12 - 20 40 60 80 100 120 140 Q4 11 Q4 12 Up 27% Up 19% Up 83% Revenue by Type Solutions Backlog $ M illion s Q1 12 $129 M Data Processing Data Libraries New Ventures Q4 12 $151 M 10 Q4 11 $134 M Q2 12 $153 M Solutions Revenue up 45%. Backlog up 13% year-over-year. Bac k lo g u p 1 3 % Y /Y Q3 12 $199 M DP & NV Revenue vs. Backlog 0 20 40 60 80 100 120 140 160 180 200 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Revenues Backlog $ M ill io n s

42% 58% Software Segment Financial Overview – Q4’12 - 2 4 6 8 Q4 11 Q4 12 £ M illion s Revenue by Type (GBP) Services Software Systems % of Seismic Vessels with Orca® Orca-Permanent Spectra/Pre-Orca ION versions 11 Record quarter. Steady subscription sales of Orca ® and Gator® software. Growing demand for on-board services.

Systems Segment Financial Overview – Q4’12 - 20 40 60 80 Q4 11 Q4 12 $ M illion s Revenue by Type Towed Streamer Equipment OBC Other 12 Softness in Towed Streamer product sales

INOVA Geophysical Financial Overview - 10 20 30 40 50 60 70 Q4 11 Q4 12* Revenues $ M illion s 13 *Forecast - 5 10 15 20 25 30 Q3 11 Q3 12 $ M illion s Revenues Q3 2012 • Revenues of $25.1 million with an operating loss of ($8.1) million • Delivered 18,000 channels of G3i • A few additional vibrator sales **ION to share in 49% of these results. 2012 estimates are unaudited. Q4 2012 • Estimated revenues of $59 to $61 million with operating income of $1 to $2 million** • Strong sales of G3i – 38,000 channels • Strong vehicle sales, including 12 UNIVIBs and 44 vibrators • BGP represented 44% of Q4 revenues

Financial Overview Cash Flow SUMMARIZED CASH FLOW Q4’12 Q4’11 Cash from operations $ 69,523 $ 53,285 Working capital (11,774) (9,445) Multi-client investment (40,027) (52,188) PP&E Capital Expenditures (3,084) (2,036) Free Cash Flow 14,638 (10,384) Other Investing & Financing (1,146) 9,496 Cash flow, including ST investments 13,492 (888) Cash & ST Investments (Beginning of Period) 47,479 63,290 Cash & ST Investments (End of Period) $ 60,971 $ 62,402 14

Financial Overview Balance Sheet as of December 31, 2012 0 100 200 300 400 500 600 700 0 100 200 300 400 500 600 Capital Employed* Capital Book Value Cash Net Fixed Assets Multi-Client Data Library Goodwill & Equity in INOVA Equity $ M illion s $ M illion s Debt Net Debt of $44M** ** Net Debt = Debt less Cash $105M $230M $61M Other Working Capital 15 $176M $62M 2012 2011 $105M 2011 2012 *Assets less Current Liabilities

16 0 100 200 300 400 500 600 Revenues ($ Millions) 2011 2012 Up 16% $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 Diluted EPS 2011 2012 Up 160% • Strong growth in 2012 • Expect Y/Y growth in 2013 • Anticipate 2013 multi-client investment of $140 - $160 million • Expect ION to benefit from rise in exploration capex and seismic spending Continued Momentum

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